UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2024
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 31, 2024, the Board of Directors (the “Board”) of Etsy, Inc. ("Etsy"), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Marc Steinberg to the Board to serve as a Class I director (for a term expiring at the 2025 annual meeting of stockholders), effective February 5, 2024. In connection with Mr. Steinberg’s appointment, the Board increased its size to ten directors, effective February 5, 2024, and upon Mr. Steinberg joining the Board. He was also appointed to the Board’s Audit Committee, effective February 5, 2024.
As a non-employee director, Mr. Steinberg will be compensated for his services pursuant to Etsy's Amended and Restated Compensation Program for Non-Employee Directors, effective as of February 6, 2023 and filed as Exhibit 10.3 to Etsy's Quarterly Report on Form 10-Q for the quarter-ended March 31, 2023. Etsy also expects to enter into its standard indemnification agreement for directors with Mr. Steinberg, the form of which was filed as Exhibit 10.1 to Etsy's Annual Report on Form 10-K for the year-ended December 31, 2022.

Mr. Steinberg was not selected as a director pursuant to any arrangements or understandings with Etsy or with any other person, and there are no related party transactions between Etsy and Mr. Steinberg that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Steinberg's appointment to the Board of Directors has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Etsy, Inc. on February 1, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: February 1, 2024
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